Symetra True Variable Annuity®

Supplement dated May 15, 2015
to Prospectus dated May 1, 2015 as supplemented

Effective May 14, 2015, Virtus Variable Insurance Trust changed the name of the Virtus Premium AlphaSector Series to Virtus Equity Trend Series. Accordingly, any reference to the Virtus Premium AlphaSector Series in this prospectus is replaced with Virtus Equity Trend Series and the following disclosure regarding the Virtus Variable Insurance Trust found in Appendix B: Portfolio Information is replaced with the following:

Virtus Variable Insurance Trust
Virtus Equity Trend Series Class 1	Long-term capital appreciation.	Virtus Investment Advisers, Inc. Sub-Advised by Euclid Advisors LLC
Virtus International Series Class 1	High total return consistent with reasonable risk.	Virtus Investment Advisers, Inc. Sub-Advised by Aberdeen Asset Management
Virtus Multi-Sector Fixed Income Series Class 1	Long-term total return.	Virtus Investment Advisers, Inc. Sub-Advised by Newfleet Asset Management, LLC
Virtus Real Estate Securities Series Class 1	Capital appreciation and income with approximately equal emphasis.	Virtus Investment Advisers, Inc. Sub-Advised by Duff & Phelps Investment Management Co.
Virtus Small-Cap Growth Series Class 1	Long-term capital growth.	Virtus Investment Advisers, Inc. Sub-Advised by Kayne Anderson Rudnick Investment Management LLC